UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2004

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12515
(Commission File Number)

52-1736882
(I.R.S. Employer Identification Number)

Tower City
50 Public Square
Suite 3500
Cleveland, Ohio 44113-2204
(Address of principal executive offices)
(Zip code)

(216) 781-0083
(Registrant’s telephone number, including area code)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1 Press Release

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 16, 2004, OM Group, Inc. issued a press release regarding a delay in filing its 2003 Form 10-K, and an anticipated restatement of its financial statements for 1999-2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc. (Registrant)

Date: March 16, 2004	/s/ Thomas R. Miklich Name: Thomas R. Miklich Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of OM Group, Inc. dated March 16, 2004